Exhibit 3.2

Date and Time: May 6, 2025 04:03 PM Pacific Time

Mailing Address: PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Location: 2nd Floor - 940 Blanshard Street Victoria BC 1 877 526-1526

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: May 6, 2025 01:37 PM Pacific Time

Incorporation Number: BC1521046

Recognition Date and Time: Incorporated on January 10, 2025 03:16 PM Pacific Time

NOTICE OF ARTICLES

Name of Company:
LIONSGATE STUDIOS CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
20TH FLOOR, 250 HOWE STREET	20TH FLOOR, 250 HOWE STREET
VANCOUVER BC V6C 3R8	VANCOUVER BC V6C 3R8
CANADA	CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
20TH FLOOR, 250 HOWE STREET	20TH FLOOR, 250 HOWE STREET
VANCOUVER BC V6C 3R8	VANCOUVER BC V6C 3R8
CANADA	CANADA

BC1521046 Page: 1 of 3

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
FELTHEIMER, JON

Mailing Address:	Delivery Address:
2700 COLORADO AVENUE	2700 COLORADO AVENUE
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
OSTOLAZA, YVETTE

Mailing Address:	Delivery Address:
2700 COLORADO AVENUE	2700 COLORADO AVENUE
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
CRAWFORD, GORDON

Mailing Address:	Delivery Address:
2700 COLORADO AVENUE	2700 COLORADO AVENUE
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
HARKEY, JOHN D.

Mailing Address:	Delivery Address:
2700 COLORADO AVENUE	2700 COLORADO AVENUE
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
RACHESKY, MARK H.

Mailing Address:	Delivery Address:
2700 COLORADO AVENUE	2700 COLORADO AVENUE
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
FRIES, MICHAEL T.

Mailing Address:	Delivery Address:
2700 COLORADO AVENUE	2700 COLORADO AVENUE
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

BC1521046 Page: 2 of 3

Last Name, First Name, Middle Name:
SLOAN, HARRY E.

Mailing Address:	Delivery Address:
2700 COLORADO AVENUE	2700 COLORADO AVENUE
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
MCCAW, SUSAN

Mailing Address:	Delivery Address:
2700 COLORADO AVENUE	2700 COLORADO AVENUE
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
FINE, EMILY

Mailing Address:	Delivery Address:
2700 COLORADO AVENUE	2700 COLORADO AVENUE
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
ROSENBLATT, RICHARD

Mailing Address:	Delivery Address:
2700 COLORADO AVENUE	2700 COLORADO AVENUE
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

AUTHORIZED SHARE STRUCTURE

1. 200,000,000 Preference Shares	Without Par Value
With Special Rights or
Restrictions attached

2. No Maximum Common Shares	Without Par Value
Without Special Rights or
Restrictions attached

BC1521046 Page: 3 of 3